EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mario Jakiri Tolentino, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the Quarterly Report on Form 10-Q of Online Tele-Solutions, Inc. for the quarter ended October 31, 2010 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Online Tele-Solutions, Inc.


                                   By: /s/ Mario Jakiri Tolentino
                                       -----------------------------------------
                                       Mario Jakiri Tolentino, President,
                                       Treasurer and Director
                                       Principal Executive and Financial Officer

Dated December 15, 2010


This  certification  accompanies  the Quarterly  Report on Form 10-Q pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Online Tele-Solutions, Inc. specifically incorporates it by reference.